AMERICAN INDEPENDENCE FUNDS TRUST

(THE “TRUST”)

SUPPLEMENT DATED AUGUST 3, 2015

TO THE

SUMMARY PROSPECTUS

DATED MARCH 1, 2015

(as amended July 1, 2015)

AMERICAN INDEPENDENCE BOYD WATTERSON SHORT-TERM ENHANCED BOND FUND (TICKER SYMBOLS: ISBSX, ISTSX)

(the “Fund”)

In a Supplement dated May 12, 2015, to the Summary Prospectus, American Independence Financial Services, LLC (“American Independence”), investment adviser to the Fund, announced that it had entered into a definitive agreement with FolioMetrix LLC (“FolioMetrix”), an SEC registered investment adviser headquartered in Nebraska, whereby FolioMetrix would merge with American Independence to create a new company (the “Merger”); which will be known as RiskX Investments, LLC.  The Merger was consummated on July 31, 2015.

Therefore, effective July 31, 2015, the Investment Advisory Agreement between American Independence and the Trust, by its terms, and in accordance with certain provisions of the Investment Company Act of 1940, as amended, was terminated upon the Merger. In addition, the Investment Sub-Advisory Agreement, between American Independence and Boyd Watterson Asset Management, LLC (“Boyd Watterson”) on behalf of the Fund was terminated.

At a meeting held on March 19, 2015, the Fund’s Trustees approved the terms of an interim investment advisory agreement and an interim investment sub-advisory agreement (“Interim Agreements”) and a proposed investment advisory agreement and a proposed investment sub-advisory agreement (the “Proposed Agreements”). Subsequent to that meeting, the Fund’s Trustees approved the liquidation of the Fund as of August 14, 2015, which was announced in a supplement dated July 1, 2015, to the Fund’s Prospectuses and SAI. Therefore, shareholders will not be asked to approve the Proposed Agreements. However, under the Interim Agreements, American Independence and Boyd Watterson will continue to provide the Fund with the same level of service through the liquidation date, but the Fund will not accrue, and American Independence will not receive, any advisory fees.

Effectively immediately, throughout the Prospectus and SAI, reference to American Independence Financial Services, LLC is replaced with RiskX Investments, LLC.

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